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                           REAFFIRMATION OF GUARANTEE

         THIS REAFFIRMATION OF GUARANTEE ("Reaffirmation"), dated as of July 1, 1996, is made by ESSEX PORTFOLIO, L.P., a California limited partnership (the "Guarantor").

                              W I T N E S S E T H:

         WHEREAS, Essex Property Trust, Inc. (the "Borrower") previously entered into that certain Loan Facility Agreement (the "Loan Agreement") dated as of June 20, 1996, with T/W Essex Funding, L.L.C., a Delaware limited liability company (the "Lender");

         WHEREAS, pursuant to that certain Guarantee (the "Guarantee"), dated as of June 20, 1996, the Guarantor guaranteed to the Lender that, among other things, the due and punctual performance of and compliance by the Borrower of its obligations, covenants and undertakings contained in or arising under the Loan Agreement;

         WHEREAS, pursuant to that certain Amendment No. 1 to the Loan Facility Agreement (the "Amendment"), dated as of even date herewith, by and between the Borrower and Lender, Lender has agreed, among other things, to amend and modify the Loan Agreement as set forth therein. In order to induce Lender to enter into the Amendment, Guarantor desires to reaffirm the Guarantee.

         NOW, THEREFORE, in consideration of the foregoing, and in order to induce the Lender to enter into the Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and further acknowledging that Lender intends to rely on the Guarantee of the Guarantor hereunder, the Guarantor hereby agrees as follows:

                  1. Guarantor represents that it has reviewed the Amendment and all other documents required to be delivered by Borrower to Lender in connection with the Amendment.

                  2. Guarantor reaffirms all its obligations under the Guarantee.

                  3. Guarantor acknowledges and agrees that such Guarantee remains in full force and effect, and such Guarantee is hereby ratified and confirmed.

                  4. Guarantor acknowledges and agrees that nothing contained in this Reaffirmation shall be construed as a limitation of or derogation from any of the terms and provisions of the Guarantee.

                                      * * *

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         IN WITNESS WHEREOF, the Guarantor has duly executed this REAFFIRMATION
OF GUARANTEE as of July 1, 1996.

                                      GUARANTOR:

                                      ESSEX PORTFOLIO L.P., a California limited partnership, as Guarantor

                                      By:  Essex Property Trust, Inc.,
                                           a Maryland corporation
                                           General Partner


                                      By: /s/ Michael Schall
                                          --------------------------------------
                                          Name: Michael Schall
                                                --------------------------------
                                          Title: CFO
                                                 -------------------------------

Acknowledged and Agreed:

T/W ESSEX FUNDING, L.L.C.

By:  Essex/TW Funding Corp.,
     a Delaware corporation
     Managing Member


By: /s/ Keith Gelb
    ----------------------------
    Name: Keith Gelb
          ----------------------
    Title:
          ----------------------

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